Exhibit 10(i)
TO:       Energizer Holdings, Inc. Deferred Compensation Plan Participants

FROM:    ADP Executive Deferred Compensation

DATE:    November 18, 2003

RE:       2004 Deferred Compensation Plan Enrollment

Open Enrollment
Open enrollment for the Energizer Holdings, Inc. Deferred Compensation Plan will be conducted on the Web from Monday, November 17 through Wednesday, December 17, 2003.

For 2004, you are given the opportunity to defer up to 75% of your Base Salary and up to 100% of your annual Incentive Plan Bonus. You are also able to make investment mix and distribution elections.

By deferring all or a portion of your Base Salary and annual Incentive Plan Bonus, you are able to delay federal and most state income tax payments on the deferred amount, as well as investment earnings, until you receive a distribution from the Plan. In addition, you are eligible to receive Company Match on the portion of your 2004 bonus invested in Energizer Company Stock.

Please note that deferrals on both Base Salary and Incentive Plan Bonuses are made prior to 401(k) deductions; therefore you will not be able to make contributions from the deferred income into the 401(k) plan, (which means you will not receive a 401(k) match on this amount).

If you do not wish to defer any of your 2004 compensation, please indicate this by selecting the appropriate box on the enrollment election screen.

On the Web
To log on from any computer with access to the internet, simply enter http://www.worldclassexec.com.
in the address line of your Internet browser. Enter your User ID (Social Security Number) and your Personal Identification Number (PIN). Unless you have changed your PIN, it is the month and day of your birthday, entered mmdd (for example if your birthday is February 5th, your PIN is 0205). For assistance, please use the “Forgot your logon information?” link on the Web site logon screen, or call ADP at 1-866-266-4881 from 7 a.m. to 5 p.m. Pacific, Monday through Friday.

Once you have entered the site, click on the “Plan Enrollment” button on the left to access the enrollment screens.

Confirmation of Elections
A confirmation statement summarizing your elections (or non-participation) for 2004 will be sent to your company email address at the end of the enrollment period.

Questions
If you have any questions regarding the Plan or the site, please use the “Contact Us” section of the Web site or call us at 1-866-266-4881.

TO:       Energizer Holdings, Inc. Directors

FROM:    ADP Executive Deferred Compensation

DATE:    December 3, 2003

RE:       2004 Deferred Compensation Plan Enrollment

Open Enrollment
Enclosed is your 2004 Deferral Election Form for the Energizer Holdings, Inc. Deferred Compensation Plan.

For 2004, you have the opportunity to defer up to 100% of your annual Director’s Fees and you may choose to invest your deferrals among the 14 Measurement Funds offered in the Plan. Any Fees deferred into Energizer Holdings, Inc. Common Stock will be eligible for additional Company Match.

Please complete the enclosed form and return it to ADP Retirement Services in the enclosed envelope by December 31, 2003, or mail the form to:

ADP Retirement Services
Attn: Energizer Plan Administrator
One Union Square, Suite 2812
600 University Street
Seattle, WA 98101

Confirmation of Elections
A confirmation statement summarizing your elections for 2004 will be mailed to you at the end of the enrollment period.

More Information
You may log onto the Web site, by typing http://www.worldclassexec.com in the address line of your Web browser, at any time to view your current deferral elections, investment mix, and current account balance. Your User ID is always your SSN. If you have not yet changed your PIN, the default is the month and day of your birth, entered in mmdd format (for example, if your birthday is February 5th, your PIN would be 0205). Please contact us at 1-866-266-4881 if you have any questions or need any assistance.

Questions
If you have any questions regarding the Plan, or the Web site, please call us at 1-866-266-4881. We are available from 7a.m. to 5p.m. Pacific, Monday through Friday.

DEFERRED COMPENSATION PLAN
Powered by ADP Retirement Services
●   Contact Us    ●   Log Off

PLAN ENROLLMENT
Participant Information
Name:
SSN:
Deferral Amount
Please indicate how much of your annual compensation you would like to defer for the 2004 Plan Year.
Percentage		Amount	Amount
OR
OR
For Bonus Deferrals, if you chose a dollar amount,
You must choose one of the below:
m    100%up to a stated amount
m    100% in excess of a statement amount
Contribution Investment
Please indicate the amount or percentage of ongoing contributions you would like allocated to each fund.
Salary	Bonus	Fund
☐%	☐%	Energizer Common Stock
☐%	☐%	Prime Rate Fund
☐%	☐%	Vanguard 500 Idnex
☐%	☐%	Vanguard Bond Index
☐%	☐%	Vanguard Explorer
☐%	☐%	Vanguard International Growth
☐%	☐%	Vanguard Life Strategy Conservative Growth
☐%	☐%	Vanguard Life Strategy Growth
☐%	☐%	Vanguard Life Strategy Income
☐%	☐%	Vanguard Life Strategy Moderate Growth
☐%	☐%	Vanguard PRIMECAP
☐%	☐%	Vanguard Small-Cap
☐%	☐%	Vanguard Wellington
☐%	☐%	Vanguard Windsor II

Distribution Commencement
Please indicate when you would like your distributions to commence.
Event	Election
Termination:	☐%
Specified Date:	☐%
☐ Indicate any year after 2007.
Payments will be made effective January 1, of the year specified.

Distribution Form
Please indicate the form in which you would like your account distributed at Termination.
[Select from List]
☐   If you chose “Installments”, indicate number 5 or 10.
 (If you chose “Lump Sum”, any installment number will be ignored.)

Any election you make with regard to the form of payment of your Deferred Compensation Plan account upon termination of employment will be revoked by your execution of a subsequent election concerning the form of payment upon termination of employment. To be effective, however, any such subsequent election must be made (1) during a calendar year preceding the calendar year preceding the calendar year in which you terminate employment and (2) at least six (6) months before you terminate employment.
Authorization
By submitting this form, I acknowledge receipt and represent that I have read the emmo outlining the Deferred Compensation Plan. I understand that the above elections are subject to the terms and conditions of the Plan and become irrevocable after 12/17/2003.

☐    Check this box if you do not wish to
participate in this enrollment.

Submit Enrollment Election	Reset

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

QUESTIONS AND ANSWERS
The Company encourages you to read the Energizer Holdings, Inc. Deferred Compensation Plan, ("the Plan") in its entirety and to ask any questions you may have. If there is any discrepancy between these Questions and Answers and the provisions of the Plan now or in the future, the Plan provisions shall control. (Unless otherwise indicated in these questions and answers, capitalized terms have the meanings set forth in the Plan.)

Plan Objectives

Q What is the purpose of the Plan?

A The Plan is designed to allow Participants to defer annually a portion of their Base Salary and/or Incentive Plan Bonus on a pretax basis, receive a Company Matching Contribution on a portion of these deferrals and earn a potentially attractive, tax-deferred return on these deferrals.

Eligibility

Q Who is eligible for the Plan?

A Participation in the Plan is limited to a select group of management and/or highly compensated Employees. The Committee, described under "Plan Administration" below, will select, in its sole discretion, the Employees who may participate.

Base Salary and Incentive Plan Bonus

Q How much Base Salary and Incentive Plan Bonus can I defer under the Plan?

A You can elect to defer up to a maximum of 75% of your Base Salary per calendar year and up to 100% of your Incentive Plan Bonus per Fiscal Year. If you wish to participate in the Plan, you must defer at least $1,000 per calendar year. The amount of Base Salary you elect to defer will be deducted from each of your paychecks. The amount of Incentive Plan Bonus you elect to defer will be withheld from your check when the bonus would otherwise have been paid to you. You may not change during a calendar year the amount you have elected to defer during that year.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Q When do I make my Base Salary and Incentive Plan Bonus Deferral election?

A An electronic confirmation form must be completed and submitted during the annual enrollment period (which usually occurs during November and December of the calendar year preceding the year to which your deferral elections relate) in order to defer salary and/or your Incentive Bonus in the following year. Enrollment forms submitted after the end of the annual enrollment period cannot be accepted.

Q Can I change the amount of Base Salary and Incentive Plan Bonus I am deferring or stop my deferrals during a calendar year?

A No. IRS rules and regulations require that an irrevocable election be made prior to each calendar year. Therefore, changing or stopping the amount of Base Salary and Incentive Plan Bonus you elected to defer is not permitted.

Company Matching Amounts

Q Are there any Company Matching Amounts?

A Yes. The Company will make a Matching Contribution to your Account equal to 25% of your Incentive Plan Bonus Deferrals for the calendar year. In order to be eligible for the Company Matching Contribution, your Incentive Plan Bonus Deferrals must be invested in the Energizer Holdings, Inc. Common Stock Unit Fund for at least twelve (12) months, beginning on the first day of the first full month following the date the deferral is credited to your account. Any Company Matching Contributions that are credited to you because you elected to defer into the Energizer Holdings, Inc. Common Stock unit fund must remain invested in Energizer Common Stock unit fund for at least thirty six (36) months, beginning on the date the deferral is credited. The Company may change the amount of Matching Contribution in future years. The Company will not make a Matching Contribution on your Base Salary Deferrals.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Social Security Taxes

Q If my deferrals are considered pre-tax deferrals, why is FICA currently withheld?

A Your deferral amounts are considered earnings at the time that they are earned, regardless of when paid, for purposes of calculating Social Security taxes. Thus, FICA must be withheld at the time your deferrals are earned and credited to your Account.

Measurement Funds

Q How will the returns on your deferrals be calculated?

A Each year when you make your deferral election, you must select among the Measurement Funds. The Measurement Funds you select for your Base Salary Deferrals may be different from the Measurement Funds you select for your Incentive Plan Bonus Deferrals. Your allocation to a Measurement Fund must be in one percentage point (1%) increments, and the total must equal 100%. Your deferrals will begin to receive earnings when they are credited to your account. Base Salary Deferrals will be credited to your Account each pay period. Incentive Plan Bonus Deferrals will be credited to your Account on the date they would have otherwise been paid.

• Energizer Holdings, Inc. Common Stock
• Prime Rate Fund
• Vanguard Wellington Fund
• Vanguard 500 Index Fund
• Vanguard Windsor II Fund
• Vanguard Small-Cap Index Fund
• Vanguard International Growth Fund
• Vanguard Life Strategy Income Fund
• Vanguard Life Strategy Conservative Growth Fund
• Vanguard Life Strategy Moderate Growth Fund
• Vanguard Life Strategy Growth Fund
• Vanguard Explorer Fund
• Vanguard PRIMCAP Fund
• Vanguard Bond Index Fund

The amounts you defer are not actually invested in the Measurement Funds at the time of your deferral. Instead, performance will be tracked for those Measurement funds you selected and your account will be debited or credited accordingly. Thus, for the

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Vanguard Funds, deferred amounts will earn returns (which may be positive or negative) as if they had been invested at the net asset value (net of investment advisory fees) of the Measurement Funds. For the Energizer Holdings, Inc. Common Stock Unit Fund, deferred amounts will earn returns (which may be positive or negative) as if they had been invested in Energizer Holdings, Inc. Common Stock. Investments made into Energizer Holdings, Inc. Common Stock are made at the average of the previous 10 business days share price. Therefore, evaluating the account balance in this account always reflects the share price for the previous 10 business day average. Any amount of Incentive Plan Bonus Deferrals that are matched because you elected to invest in the Energizer Holdings, Inc. Common Stock Unit Fund must remain invested in such fund for at least thirty six (36) months, beginning on the first day of the first full month following the date the investment is credited to your Account.

Q Where can I get more information about the Measurement Funds?

A The Vanguard funds are listed on the New York Stock Exchange and their performance is reported in most major newspapers. In addition, if you also participate in Energizer's Savings Investment Plan, you can contact Vanguard directly or on its website.

Q What is the Prime Rate fund?

A The Prime Rate fund is not a Vanguard Fund. Rather, monies in this fund are credited on a daily basis with interest equivalents based on the average of the daily close of business prime rates as established by Morgan Guaranty Trust Co. of New York or such other bank as the Company may designate in the future.

Q Will I own shares of the Measurement Funds I select?

A For tax reasons, you will not have ownership interest in the selected Measurement Funds. As long as you have an Account in this Plan, you will be an unsecured general creditor of Energizer Holdings, Inc. for the amount of your Account.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Q After selecting my Measurement Funds, may I change them in the future?

A Yes. You may change your selections for your own contributions or your vested Company Matching Contributions daily among any of the available Measurement Funds by requesting making a request on the Web site by clicking on Change Requests. You may reallocate in any whole percentage point increments among the available Measurement Funds. Remember, however, that if you move all or part of your matched Incentive Plan Bonus Deferral out of the Energizer Common Stock Unit Fund before at least 12 months have passed, you will lose the Matching Company Contribution attributable to the Energizer Common Stock units you moved out of the Energizer Common Stock unit fund. For example, if you defer all or part of your Incentive Plan Bonus into the Energizer Common Stock unit fund and you then transfer 50% of those Energizer Common Stock units to another Measurement Fund at any time prior to twelve months following your deferral, then 50% of the Energizer Common Stock units matched by the Company to your deferral will be forfeited.

Distributions

Q When can I receive a distribution of all or part of my Account?

A Each annual enrollment period, you elect when you would like to receive the Base Salary Deferrals and Incentive Plan Bonus Deferrals you elect to defer for the next calendar year. You can elect to receive your deferrals at the following times: * In-Service Distributions -You elect a date (which is at least 3 years from the date of your deferral election) on which you will be paid your Base Salary Deferrals, Incentive Plan Bonus Deferrals and the vested portion of the Company Matching Contributions for the calendar year. However, if you terminate employment for any reason before the date you select your benefit to be paid to you, your benefit will be paid to you upon your termination of employment.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

* Termination Distributions - You elect to receive your Base Salary Deferrals, Incentive Plan Bonus Deferrals and the vested portion of Company Matching Contributions for the calendar year on the date you terminate employment with the Company for any reason, including death, Disability and retirement (which means both that you are eligible to receive a benefit under the Company's Retirement Plan and that you cease employment with Energizer). Your Account will be adjusted up or down to reflect the investment performance of your selected Measurement Funds until your Account is fully distributed to you.

Q When do I elect how and when to receive a distribution from the Plan?

A Each annual enrollment period, you elect when and how you would like to receive your Base Salary Deferrals and Incentive Plan Bonus Deferrals for the next calendar year. Your vested Company Matching Contributions will be paid to you on the date you receive distribution of your deferrals and in the same form as your deferrals.

Q If I receive a distribution from the Plan, can I roll the money over into another plan to avoid taxes?

A No. The Plan is a nonqualified plan and distributions may not be rolled over into a tax-qualified retirement plan or IRA.

Q Can I take a loan from my Account?

A No. Loans from your Account are not available.

Q Can I withdraw from my Account while I am employed?

A Yes. You may elect to withdraw from you Account if the Committee determines, in its discretion, that your withdrawal is needed due to serious and immediate financial hardship from an unforeseeable emergency and that your withdrawal would not create adverse tax consequences for you. Serious and immediate financial hardship to you must result from a sudden and unexpected illness or accident of you or your dependent, loss of property due to casualty,

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

or other similar extraordinary and unforeseeable circumstances arising from events beyond your control. A distribution based upon such financial hardship cannot exceed the amount necessary to meet such immediate financial needs. If you withdraw from your Account, you will not be able to make any deferrals into the Plan for the full calendar year following the calendar year in which you withdraw from your Account.

Q When will I become vested in my Account?

A You are always 100% vested in your Base Salary Deferrals and Incentive Plan Bonus Deferrals and earnings on these amounts. You will become vested in Company Matching Contributions for deferrals made after April 1, 2000, at the end of the thirty-six (36) month period beginning on the first day of the month following the date the Company Matching Contribution is credited to your Account. If your employment terminates during the thirty six (36) month period for any reason other than retirement (which means both that you are eligible to receive a benefit under the Company's Retirement Plan and that you cease employment with Energizer), death, Disability, involuntary termination (other than Termination for Cause), or Change of Control in the Company, you will not be vested in such amounts. However, if your employment terminates on account of your retirement, death, Disability, involuntary termination (other than Termination for Cause), or Change of Control in the Company, you will become 100% vested in the Company Matching Contributions.

Q How will my Account be paid to me?

A Each annual enrollment period, you elect how you would like to receive your Base Salary Deferral and Incentive Plan Bonus Deferrals for the following year. The Company Matching Contributions will be paid to you in the same form as you elect to receive your deferrals. You can receive your account in a lump sum or in annual installments over a period of 5 or 10 years. If your benefit is paid to you in installment payments, the first installment will be paid to you no later than 60 days following the date your benefit is to be paid to you and each installment thereafter will be paid to you as soon as possible after January 1 of each year.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

If the vested amount to be paid to you is less than $50,000, your benefit will automatically be paid to you in a lump sum, even though you may have elected to receive your benefit in installment payments. The lump sum will be paid to you no later than 60 days following the date the benefit is to be paid to you.

Q What happens in the event of my death?

A In the event of your death while an employee and before your 50th birthday, your designated beneficiary will receive in a lump sum payment the amount credited to your Account. If you die while an employee and after your 50th birthday, the amount credited to your Account shall be paid to your designated beneficiary in accordance with the applicable form of distribution elected by you. If you have not designated a beneficiary, then benefits shall be paid in a lump sum to your estate or as provided by law.

Q Who can I name as Beneficiary?

A You can name any individual or entity you wish to. Your tax advisor can provide you with more information on this topic.

Q Is the death benefit payable under the Plan taxable income to my Beneficiary?

A The death benefit payable to your Beneficiary is taxable as ordinary income. Your tax advisor can provide you with more information on this topic.

Q What happens if I become Disabled?

A If you become Disabled, you will become 100% vested in the Company Matching Contributions. Your benefit will be paid to you as soon as possible after your employment terminates because of your Disability. "Disability" means such physical or mental illness that prevents you from reporting to work and performing duties for the Company, as determined by the Company.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Q What happens if I take a Paid Leave of Absence?

A Deferrals will continue through the current election period. If you deferred an Incentive Plan Bonus that would have been paid during your absence, that deferral will be credited to your Account upon the earlier of the expiration of your leave of absence or your return to active employment.

Q What happens if I take an Unpaid Leave of Absence?

A You will be excused from making deferrals until the earlier of the date the Unpaid Leave of Absence expires or the date you return to paid active employment. On that date, deferrals shall resume for the remaining portion of the calendar year in which the return occurs, based on the deferral election, if any, made for that calendar year. If no election was made for that calendar year, no deferral will be withheld. If you deferred a bonus payment that would have been paid during your absence, that deferral will be credited to your account upon the earlier of the expiration of your leave of absence or your return to active employment.

Deferrals

Q What is the income tax effect of electing to defer income?

A Amounts you defer including the Company Matching Contribution under the Plan will not be taxed for federal income tax purposes in the year they would have otherwise been paid to you. In addition, earnings credited in accordance with the Plan will not be taxed for federal income tax purposes in the year they are credited to your Account Balance. Rather, these amounts will be taxed when they are paid to you.

Q How are my Annual Deferral Amounts taxed when they are distributed to me?

A Your deferral amounts and earnings accrued on such amounts, are taxed to you, as ordinary income when they are distributed to you. Unlike qualified plans, special income tax averaging is not available.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Q Why is there a penalty for exercising the Withdrawal Election?

A Under the federal tax law, the unrestricted right to withdraw amounts from your Account at any time creates current taxable income to you even if you do not elect a withdrawal. This, of course, would negate one of the main benefits of the Plan, namely the ability for you to avoid current income taxation on amounts deferred. The forfeiture of your ability to participate in the Plan for a full calendar year following the calendar year in which you withdraw from your Account is designed to make your right to withdraw from your Account a restricted right, which should prevent you from being taxed on the value of your Account before you actually receive it.

Q Will the distributions from the Plan affect my Social Security benefits after I retire?

A Yes and No. Distributions made from the Plan will not affect your Social Security benefits themselves. For purposes of Social Security, these distributions are considered "earned" when they are credited to your account; therefore, they do not constitute earned income under the earnings test when they are distributed to you. However, because the distributions will be considered gross income for federal income tax purposes, the y may have the effect of subjecting your social security benefits to federal income taxation. These issues need to be discussed with your tax advisor.

Q Will the Company guarantee the payment of my Account under all circumstances?

A The Company's obligation under the Plan shall be that of an unsecured promise to pay money in the future. Amounts payable to you or your Beneficiaries shall be paid from the general assets of the Company.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Q Can I assign or dispose of my interest in the Plan?

A No. You cannot in any way sell, assign, hypothecate, alienate, encumber or in any way transfer or convey in advance of receipt, any of your rights under the Plan.

Security

Q What happens to my Account if the Company becomes insolvent or bankrupt?

A In the event that the Company becomes insolvent, you will be an unsecured general creditor of the Company. Your claim against the assets of the Company will be considered in sequence with the claims of other general creditors of the Company.

Plan Administration

Q How frequently will I receive a statement of my Account?

A You will receive an account statement quarterly. The statement will be available to you as soon as practical after March 31, June 30 September 30, and December 31. The statement will be available on the Web site by clicking on Statements. Also, if you have elected to receive paper statements via the Web site, you will receive a paper statement at your home address as soon as practical after the above dates.

Q Who will oversee the operation of the Plan?

A The Energizer Benefit Committee, appointed by the Board of Directors, interprets and administers the Plan. The Committee has the authority and responsibility to interpret and enforce the Plan and all applicable regulations. The Board has the right to change membership in the Committee at any time, if it determines that to be necessary.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers

Q Where can I get more information about the Plan and its administrators?

A You may call: ADP Retirement Services - Executive Services (866) 266-4881 or Contact Us via the Web site or Gerry Auger (VP, Global HR Programs) (203) 882-2296

These questions and answers provide a summary of the Energizer Holdings, Inc. Deferred Compensation Plan ("the Plan'). For a complete description of Plan provisions and benefits, please refer to the Plan documents. If any conflicts arise between this summary and the Plan itself, the provisions of the Plan will control THESE QUESTIONS AND ANSWERS CONSTITUTE PART OF A PROSPECTUS COVERING SECURITIES WHICH MAY BE ISSUED UNDER THE ENERGIZER HOLDINGS, INC. DEFERRED COMPENSATION PLAN AND THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE QUESTIONS AND ANSWERS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE PLAN DATED SEPTEMBER 1, 2000.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

QUESTIONS AND ANSWERS

The Company encourages you to read the Energizer Holdings, Inc. Deferred Compensation Plan, ("the Plan") document in its entirety and to ask any questions you may have. If there is any discrepancy between these Questions and Answers and the provisions of the Plan, the Plan provisions shall control. (Unless otherwise indicated in these questions and answers, capitalized terms have the meanings set forth in the Plan.) Contact Energizer's Vice President, Global HR Programs for a copy of the Plan document or if you have any questions.

Plan Objectives

Q What is the purpose of the Plan?

A The Deferred Compensation Plan is designed to allow Participants who are Directors to defer all or a portion of their Director's Fees on a pre-tax basis, receive a Company match on a portion of these deferrals, and potentially earn an attractive, tax-deferred return on these deferrals.

Eligibility

Q Who is eligible to participate in the Plan? A As a Director, you are eligible to participate in the Plan.

Deferrals

Q What is the income tax effect of electing to defer income?

A Amounts you defer including the Company match under the Plan will not be taxed for federal income tax purposes in the year they would have otherwise been paid to you. In addition, earnings credited in accordance with the Plan will not be taxed for federal income tax purposes in the year they are credited to your Account. Rather, these amounts will be taxed when they are paid to you.

Q How much of my Director's Fees can I defer under the Plan?

A You can elect to defer up to 100% of your Director's Fees per calendar year. Director's Fees include Board of Director fees, committee fees, annual retainer fees and other amounts paid to you as a Director.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

The amount of Director's Fees you elect to defer will be withheld from your fees when the amount would otherwise have been paid to you. During the calendar year, you may not change the amount you have elected to defer during that year.

Q When do I make my Director's Fees deferral election?

A To participate in the Plan during calendar year 2005, you must enroll in the Plan and make your election by December 31, 2004. Enrollment forms received after the deadline will not be accepted and no deferrals will be made for calendar year 2005.

Q Can I change the amount of Director's Fees 1 am deferring or stop my deferrals during a calendar year?

A No. IRS rules and regulations require that an irrevocable election be made prior to each calendar year. Therefore, changing or stopping the amount of Director's Fees you elected to defer is not permitted.

Company Matching Amounts

Q Are there any Company Matching Amounts?

A Yes. The Company will make a matching contribution to your Account equal to 33 1/3% of the Energizer Common Stock units credited to you based on your Director's Fees for the calendar year that you have deferred into the Energizer Common Stock unit fund. The Company matching amounts will be credited to your account at the end of the calendar year.

In order to be eligible for the Company matching contribution, your Director's Fee Deferrals must be invested in the Energizer Holdings, Inc. Common Stock unit fund for at least twelve (12) months, beginning on December 31 of that calendar year. The matching funds credited by the Company to your account must remain invested in Energizer Common Stock for at least thirty-six (36) months, beginning on December 31 of that calendar year. The Company may change the amount of matching contribution for future calendar years.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

Crediting Rate

Q How will the returns on the deferred amounts be calculated?

A Each year when you make your deferral election, you must select between the Measurement Funds. Your allocation to a fund must be in one-percentage point (1%) increments, and the total must equal 100%. Your Director's Fee Deferrals will be credited to your Account on the date they would have otherwise been paid to you.

Here is a list of the Measurement Funds currently available:

• Energizer Holdings, Inc. Common Stock Unit Fund
• Prime Rate Fund
• Vanguard Wellington Fund
• Vanguard 500 Index Fund
• Vanguard Windsor II Fund
• Vanguard Small-Cap Index Fund
• Vanguard International Growth Fund
• Vanguard Life Strategy Income Fund
• Vanguard Life Strategy Conservative Growth Fund
• Vanguard Life Strategy Moderate Growth Fund
• Vanguard Life Strategy Growth Fund
• Vanguard Explorer Fund
• Vanguard PRIMECAP Fund
• Vanguard Bond Index Fund

The amounts you defer are not actually invested in the Measurement Funds at the time of your deferral. Instead, fund performance will be tracked for those Measurement funds you selected and your account will be debited or credited accordingly. Thus, for the Vanguard Funds, deferred amounts will earn returns (which may be positive or negative) as if they had been invested at the net asset value (net of investment advisory fees) of the Measurement Funds. For the Energizer Holdings, Inc. Common Stock Unit Fund, deferred amounts will earn returns (which may be positive or negative) as if they had been invested in Energizer Holdings, Inc. Common Stock. Investments made into the Energizer Holdings, Inc. Common Stock Unit Fund are made at the average of the previous 10 business days share price. Therefore, evaluating the account balance in this account always reflects the share price for the previous 10 business day average.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

Q Where can I get more information about the Measurement Funds?

A These Vanguard funds are reported in most major newspapers. In addition, you can contact Energizer's Vice President, Global HR Programs to collect the information for you.

Q What is the Prime Rate fund?

A The Prime Rate fund is not a Vanguard Fund. Rather, monies in this fund are credited on a daily basis with interest equivalents based on the average of the daily close of business prime rates as established by Morgan Guaranty Trust Co. of New York or such other bank as the Company may designate in the future.

Q After selecting my Measurement Funds, may I change them in the future?

A Yes, with certain limitations for the Energizer Common Stock Unit Fund.

Your Director's Fee Deferrals must be invested in the Energizer Holdings, Inc. Common Stock Unit Fund for at least twelve (12) months, beginning on December 31 of that calendar year. The matching funds credited by the Company to your account must remain invested in the Energizer Common Stock Unit Fund for at least thirty-six (36) months, beginning on December 31 of that calendar year. Other than these limits on the Energizer Common Stock Unit Fund, you may change your selections daily among any of the available Measurement Funds. You may reallocate in any whole percentage point increments among the Measurement Funds. You may make These requested on the Web site by clicking on Change Requests.

Distributions

Q When will my Account be paid to me?

A Your Account will be paid as soon as practicable after the date you cease to be a Director or upon your death.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

Q If I receive a distribution from the Plan, can I roll the money over into another plan to avoid taxes?

A No. The Plan is a nonqualified plan and distributions may not be rolled over into a tax-qualified retirement plan or IRA.

Q Can I take a loan from my Account?

A No. Loans from your Account are not available.

Q Can I withdraw from my Account while 1 am a Director?

A Yes. You may elect to withdraw from you Account if the Nominating and Executive Compensation Committee determines, in its discretion, that such funds are needed due to serious and immediate financial hardship from an unforeseeable emergency and that your withdrawal would not create adverse tax consequences for you. Serious and immediate financial hardship to you must result from a sudden and unexpected illness or accident of you or one of your dependents, loss of property due to casualty, or other similar extraordinary and unforeseeable circumstances arising from events beyond your control. A distribution based upon such financial hardship cannot exceed the amount necessary to meet such immediate financial needs. In addition, you will be required to wait a full calendar year before you are permitted to begin making deferrals again.

Q When will I become vested in my Account?

A You are always 100% vested in your Director's Fee Deferrals and Company matching contributions and earnings on these amounts.

Q How will my Benefit be paid to me?

A Your Account will be paid to you in a lump sum payment.

Q What happens in the event of my death?

A In the event of your death while a Director, your designated beneficiary will receive in a lump sum payment the amount credited to your Account.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

If you have not designated a beneficiary, then benefits shall be paid in a lump sum to your estate or as provided by law.

Q Who can I name as Beneficiary?

A You can name any individual or entity you wish to. Your tax advisor can provide you with more information on this topic.

Q Is the death benefit payable under the Plan taxable income to my Beneficiary?

A The death benefit payable to your Beneficiary is taxable as ordinary income. Your tax advisor can provide you with more information on this topic.

Q How is my Account taxed when it is distributed to me?

A Your Account and earnings accrued on such amounts are taxed as ordinary income when they are distributed to you. Unlike qualified plans, special income tax treatment is not available.

Q Will the distribution from the Plan affect my Social Security benefits after I retire?

A Yes and No. The distribution made from the Plan will not affect your Social Security benefits themselves. For purposes of Social Security, the distribution is considered "earned" when it is credited to your account; therefore, the distribution does not constitute earned income under the earnings test when it is distributed to you. However, because the distribution will be considered gross income for federal income tax purposes, it may have the effect of subjecting your social security benefits to federal income taxation. These issues need to be discussed with your tax advisor.

 Q Will the Company guarantee the payment of my Account under all circumstances?

A The Company's obligation under the Plan is that of an unsecured promise to pay money in the future. Amounts payable to you or your Beneficiaries will be paid from the general assets of the Company.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

Q Can I assign or dispose of my interest in the Plan?

A No. You cannot in any way sell, assign, hypothecate, alienate, encumber or in any way transfer or convey in advance of receipt, any of your rights under the Plan.

Security

Q What happens to my Account if the Company becomes insolvent or bankrupt?

A In the event that the Company becomes insolvent, you will be an unsecured general creditor of the Company. Your claim against the assets of the Company will be considered in sequence with the claims of other general creditors of the Company.

Plan Administration

Q How frequently will I receive a statement of my Account?

A You will receive an account statement quarterly. The statement will be available to you as soon as practical after March 31, June 30, September 30, and December 31. The statement will be available on the Web site by clicking on Statements.

Also, if you have elected to receive paper statements via the Web site, you will receive a paper statement at your home address as soon as practical after the above dates.

Q Who will oversee the operation of the Plan?

A The Nominating and Executive Compensation Committee of the Board of Directors interprets and administers the Plan (the Board has the right to change the membership of the Committee at any time). The Committee has the authority and responsibility to interpret and enforce the Plan and all applicable regulations.

Energizer Holdings, Inc.
Deferred Compensation Plan
Questions and Answers for Directors

Q Where can I get more information about the Plan and its administrators?

A If you have questions, you may call:
 Gerry Auger
 (Energizer,VP, Global HR Programs) (314) 985-2188

ADP Retirement Services
Executive Deferred Compensation
(866) 266-4881

These questions and answers provide a summary of the Energizer Holdings, Inc. Deferred Compensation Plan ("the Plan'). For a complete description of Plan provisions and benefits, please refer to the Plan document. If any conflicts arise between this summary and the Plan document itself, the provisions of the Plan document will control.